Exhibit 10(b)(iii)

                                 Amendment No. 2

                To First Amended And Restated Alliance Agreement.


This Agreement is entered into effective as of the 1st day of July, 1998 by and among The Pillsbury Company having its principal offices at Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota 55402 ("Pillsbury"), and Seneca Foods Corporation having its principal offices at 1162 Pittsford-Victor Road, Pittsford, New York 14534 ("Seneca").

                               W I T N E S S E T H

WHEREAS, Pillsbury and Seneca are parties to a First Amended and Restated Alliance Agreement entered into December 8, 1994 as amended on February 10, 1995 (The "Agreement"), and

WHEREAS, to improve the overall working arrangement between the parties for the remainder of the term of the Agreement, the parties agree to make the following changes to the Agreement for their mutual benefit:

1. The seventh Whereas clause is amended in its entirety to read as follows:

                  "WHEREAS, following such sale, Seneca intends to provide Pillsbury with such long-term, strategic alliance supply from Seneca Plants and the Sold Plants under this Agreement. As identified on Exhibit A hereto, the Seneca Plants and the Sold Plants located in the Midwest and Northwest and two plants located in the state of New York are collectively referred to herein as the "Central Division Plants," the Seneca Plants located in the Northeast (other than the two New York plants referred to above) which will be producing Products under the terms of this Agreement, if any, are collectively referred to herein as the "Eastern Division Plants", and the Central Division Plants and the Eastern Division Plants are collectively referred to herein as the Alliance Plants";

2. The following definitions are hereby amended and replaced in their entirely:

         "Agreement" means this Alliance Agreement as amended from time to time.

         "Central Division Plants" means, collectively, the Seneca Plants and the Sold Plants located in the Midwest, Northwest and in the state of New York which are identified on Exhibit A hereto.

         "Continuous Improvement Program Team" means a team of employees of Seneca and, initially, Pillsbury who are charged with developing and implementing cost reduction projects at the Central Division Plants under this Alliance Agreement.

         "Cost Reduction Project" means a cost saving initiative proposed or implemented by the Continuous Improvement Program Team.

         "Eastern Division Plants" means, collectively, the Seneca Plants located in the Northeast, if any, which will be producing Products under the terms of this Agreement.

         "Seneca" means Seneca Foods Corporation, a New York corporation.

3. The following sentences are added at the end of Section 3.2 (Central Division Transfer Prices):

         "The parties may agree from time to time in writing without further need to amend this Agreement to add additional plants to the Central Division Plants, either for a given Product or Fiscal Year. In the event such plants are added, they will be accounted for based upon the percentage of the plant's production which is sold to Pillsbury."

4. Section 3.3 of the Agreement titled Eastern Division Transfer Prices in hereby amended in its entirety as follows:

         3.3  Eastern Division Transfer Prices.

                                  Confidential Information Has Been Omitted and Filed Separately with the Commission

5. A New Subsection 3.6(g) is added as follows:

         3.6  Payment Terms.

                                  Confidential Information Has Been Omitted and Filed Separately with the Commission

6. A New Section is added as follows:

                                  Confidential Information Has Been Omitted and Filed Separately with the Commission

7. ARTICLE VIII titled "COST REDUCTIONS" shall be replaced in its entirety with the following:

                                  Confidential Information Has Been Omitted and Filed Separately with the Commission


8. Exhibit A is amended in its entirety as follows:

                                    EXHIBIT A
                            Vegetable Division Plants

Buhl, Idaho
Blue Earth, Minnesota
Cumberland, Wisconsin
Dayton, Washington
Geneva, New York
Glencoe, Minnesota
Janesville, Wisconsin
Marion, New York
Mayville, Wisconsin
Montgomery, Minnesota
Rochester, Minnesota

9. A new Exhibit J-1 is added as follows:

                                   EXHIBIT J-1

                   Cost Improvement Process Guiding Principles

                  Confidential Information Has Been Omitted and
                      Filed Separately with the Commission


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized officers or representatives.

SENECA FOODS CORPORATION                    THE PILLSBURY COMPANY



By:      ________________________            By:      ________________________
Its:   ________________________              Its:   ________________________